SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                      reported)..........December 1, 1999

                          STONE & WEBSTER, INCORPORATED

             (Exact name of registrant as specified in its charter)

               Delaware                  1-1228             13-5416910
   (State or other jurisdiction     (Commission File      (IRS Employer
         of incorporation)                Number)                  Number)

                  245 Summer Street, Boston, MA               02210
             (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (617) 589-5111

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Form 8-K                                2          Stone & Webster, Incorporated

Item 5.  Other Events.

     The text of registrant's press release dated December 1, 1999, relating to the agreement with its principal bank lending group to expand and extend its current credit facility, is included in Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

     The text of a press release dated December 3, 1999, relating to the sale of the Corporation's headquarters building in Boston, Massachusetts, is included in
Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     99.1 Text of registrant's press release dated December 1, 1999

     99.2 Text of press release dated December 3, 1999

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Form 8-K                                3          Stone & Webster, Incorporated



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   STONE & WEBSTER, INCORPORATED




                                   By:  /S/ THOMAS L. LANGFORD
                                        ----------------------------------------
                                        Thomas L. Langford
                                        Executive Vice President
                                        and Chief Financial Officer

Date: December 6, 1999
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